JAPAN SMALLER CAPITALIZATION FUND, INC.

To Our Shareholders:                                            April 23, 2003


     We present the Annual Report       The Portfolio
of Japan Smaller Capitalization
Fund, Inc. (the "Fund") for the              The Fund's equity exposure rose to
fiscal year ended February 28,          99.1% at February 28, 2003 from 99.0% at
2003. The Net Asset Value per share     November 30, 2002. The Fund was
("NAV") of the Fund decreased by        diversified in to 87 issues, of which 59
2.0% for the year. The closing          issues were OTC stocks, 21 were other
market price of the Fund on             smaller capitalization stocks and 7 were
February 28, 2003, on the New York      TSE First Section stocks, comprising
Stock Exchange was $6.38                60.8%, 30.3% and 8.0% respectively, of
representing a premium of 11.2% to      net assets on February 28, 2003.
the NAV of $5.74. The net assets of
the Fund amounted to $90,929,599 on     Japanese Economy and Stock Market
February 28, 2003.                      Outlook

     The TOPIX, consisting of all            The JASDAQ Index started to recover
companies listed on the Tokyo Stock     sharply in mid-February 2002, along with
Exchange (the "TSE") First Section,     an explosive rebound in the main market,
decreased by 8.5% and the Nikkei        which was triggered by tighter short
Average Index (a price weighted         selling regulations and later helped by
index of 225 leading stocks on the      an unexpectedly strong recovery in U.S.
TSE) decreased by 10.5%, in U.S.        economic growth. External factors
dollar terms, for the year ended        boosted hopes of a turnaround in Japan's
February 28, 2003. The Nikkei           industrial production cycle and the
JAS-DAQ Average Index (the "OTC         prospects for Japanese exporters.
Index"), a price-weighted index of      Expectations for a bottoming out of
the quotations of the OTC               global semiconductor and personal
registered stocks increased by          computer ("PC") sales were also a
0.9%, and the Index of the Japan        supporting factor. The JASDAQ Index
Securities Dealers Association          maintained its upward momentum until
Quotation System (the "JASDAQ           early June 2002. Corporate financial
Index"), a capitalization-weighted      results were released from mid-April
index of all OTC stocks, decreased      through late May. Although historical
by 3.4%, in U.S. dollar terms,          figures were unsurprisingly poor,
during the same period. The             projections for fiscal year 2002
Japanese yen ("Yen") appreciated by     indicated a strong rebound in earnings
11.8% against the U.S. dollar           among certain sectors. The OTC Index
during the year.                        recorded an eleven-month high in early
                                        June, reflecting these improvements in
     The Fund outperformed the          fundamentals.
JASDAQ Index by 1.4 percentage
points and underperformed the OTC            However, positive momentum in the
Index by 3.0 percentage points,         spring later gave way to deteriorating
during the year. The stock              investor sentiment. The weakness of the
selection results in the                U.S. stock market, owing to concerns
Electronics sector, such as Kuroda      about the sustainability of the U.S.
Electric Co., Ltd., Digital             economic recovery and the dollar's
Electronics Corp. and Chiyoda           depreciation against the Yen,
Integre Co., Ltd. worked                overshadowed the Japanese equity market.
positively. Meanwhile, the              In July and August, the weak sentiment
underexposure to major issues in        in the U.S. equity markets, which were
the Information/System sector,          the result of growing investor
especially to Yahoo Japan Corp.,        skepticism following a series of
had a negative impact on the            accounting fraud allegations against
relative performance.                   major American companies, further
                                        aggravated sentiment in the Japanese
     The NAV of the Fund declined       stock market.
by 2.9% for the quarter ended
February 28, 2003. During the same           Following the appointment of Mr.
period, the TOPIX and the Nikkei        Heizo Takenaka as head of the Financial
Average index decreased by 4.8% and     Services Agency ("FSA"), the market
5.8%, respectively, and the OTC         declined further, as his initial
Index and the JASDAQ Index              proposals included measures to
increased by 2.9% and 4.1%,             accelerate the disposal of bad loans
respectively, in U.S. dollar terms.     through a hard landing policy for the
For the quarter ended February 28,      Banking sector. This would have required
2003, the Fund underperformed the       public fund
OTC index and the JASDAQ Index by
5.8 percentage points and 7.0
percentage points, respectively.

injections and the possible                 All four banking groups have already
nationalization of some ailing         announced fresh plans aimed at enhancing
banks. The OTC index declined to       their shareholders' equity, together
the lowest level since March, 1999     with plans to accelerate the write off
in November, 2002.                     of NPL. Although a genuine solution to
                                       the NPL problem is still pending, the
     The JASDAQ Index managed to       short-term performance of the Banking
post a temporary rebound towards       sector will be subject to various
late November 2002, supported by       influences. Mainly, these will include
improved sentiment on Wall Street,     the results of another round of special
the news of Iraq's acceptance of       inspections by the FSA, implementation
the United Nations ("UN")              of the discounted cash flow ("DCF")
resolution on weapons inspections      method for evaluating loans, discussion
and favorable first half business      about treatment of deferred tax
results from Japanese companies,       accounting, and the effectiveness of the
but the recovery did not last long.    Industrial Revitalization Corporation.
The upside was limited by weaker       In particular, the feed back mechanism
domestic macroeconomic figures and     whereby share prices are an important
geopolitical risks. Meanwhile, low     factor for balance sheet health of the
valuations and rather robust           Banking sector will remain the same.
corporate earnings momentum have
been supportive factors. The JASDAQ         In the meantime, it is difficult to
Index moved a relatively narrow        expect any upside potential in the stock
range towards the end of the           market from the top-down point of view.
12-month period.                       Nevertheless, the Fund believes the
                                       downside risk to the Japanese market is
Outlook and Future Strategy            fairly limited, particularly such
                                       smaller capitalization stocks as the
     Fundamental conditions            Fund is investing in, based on current
surrounding the Tokyo stock index      valuation levels. Once investors have
have made little progress. The Fund    gained confidence that earnings will
expects the current cyclical           continue into the next fiscal year, the
recovery to peak soon, weak supply     Fund may start to see some upside
and demand conditions will persist,    potential. Under these circumstances,
and the non-performing loan ("NPL")    the Fund will continue to identify
problem should continue to weigh on    oversold companies and add value by
the banks. Meanwhile, geopolitical     taking advantage of these opportunities.
risks are adding to this
uncertainty. Hence, the Fund still          We appreciate your continuing
expects the market to trade within     support of your Fund.
a narrow range around the current
level for the time being.                         Sincerely,

     Industrial production, one of                /s/ Kazuhiko Hama
the most reliable economic
indicators, now appears to have                   Kazuhiko Hama
entered a downtrend, after                        President
declining for five consecutive
months. Despite the evidence of a
renewed slow-down, the government
failed to propose any serious
measures to remedy it, instead
offering an ineffective stimulus
package that includes tax cuts of
1.8 trillion Yen. The impact will
be limited. Although the pressure
on monetary policy is growing and
the controversy over adopting an
inflation-targeting policy is
likely to continue, it is premature
to expect any beneficial impact on
the real economy. Meanwhile, as a
practical effort to support the
economy, the Bank of Japan is
expected to step up its monetary
easing through traditional methods
such as outright purchases of
government bonds.

------------------------------------------------------------------------------

                                INTERNET WEBSITE

     NAM-U.S.A. has established an Internet website which highlights history, investment philosophy and process and products, which includes the Fund. The Internet web address is www.nomura-asset.com. We invite you to view the Internet website.

------------------------------------------------------------------------------

                                     JAPAN SMALLER CAPITALIZATION FUND, INC.

                                        FUND HIGHLIGHTS-FEBRUARY 28, 2003

KEY STATISTICS
       Net Assets.................................................................       $90,929,599
       Net Asset Value per Share..................................................             $5.74
       Closing NYSE Market Price..................................................             $6.38
       Percentage Change in Net Asset Value per Share*+...........................             (2.0%)
       Percentage Change in NYSE Market Price*+...................................             15.4%

MARKET INDICES
       Percentage change in market indices:*
                                                                                             YEN             U.S. $
                                                                                             ---             ------
       TOPIX.....................................................................          (19.2%)            (8.5%)
       Nikkei Average............................................................          (21.0%)           (10.5%)
       JASDAQ....................................................................          (14.8%)            (3.4%)
       Nikkei OTC Average........................................................          (10.9%)             0.9%

       *From March 1, 2002 through February 28, 2003. +Reflects the percentage change in share price.

ASSET ALLOCATION
       Japanese Equities
          OTC Stocks.............................................................                       60.8%
          Other Smaller Capitalization Stocks....................................                       30.3
          TSE First Section Stocks...............................................                        8.0
                                                                                                      ------
       Total Investments.........................................................                       99.1
       Other Assets Less Liabilities, Net........................................                        0.9
                                                                                                     -------
            Net Assets...........................................................                      100.0%
                                                                                                       =====

INDUSTRY DIVERSIFICATION
                                                   % of                                                             % of
                                                Net Assets                                                       Net Assets
                                                ----------                                                       ----------
Retail....................................         18.2            Food Manufacturing........................        3.9
Chemicals and Pharmaceuticals.............         13.2            Machinery and Machine Tools...............        3.3
Information and Software..................         11.3            Restaurants...............................        2.8
Miscellaneous Manufacturing...............         11.2            Electric..................................        2.5
Services..................................          9.2            Real Estate and Warehouse.................        1.8
Electronics...............................          8.6            Textiles and Apparel......................        1.6
Wholesale.................................          6.2            Banks and Finance.........................        0.7
Automotive Equipment and Parts............          4.4            Telecommunications........................        0.2


                                         TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
                                                                                                  Market            % of
Security                                                                                           Value         Net Assets
--------                                                                                           -----         ----------

Yahoo Japan Corp.........................................................................        $4,348,135          4.8
Chiyoda Co. Ltd..........................................................................         3,180,724          3.5
Hakuto Co., Ltd..........................................................................         2,653,144          2.9
C. Uyemura & Co., Ltd....................................................................         2,504,847          2.7
T & K Toka Co., Ltd......................................................................         2,475,176          2.7
Kuroda Electric Co., Ltd.................................................................         2,302,715          2.5
Nitori Co., Ltd..........................................................................         1,854,453          2.1
USS Co., Ltd.............................................................................         1,682,568          1.9
Toys R Us-Japan, Ltd.....................................................................         1,654,825          1.8
Otsuka Kagu, Ltd.........................................................................         1,638,873          1.8

                     JAPAN SMALLER CAPITALIZATION FUND, INC.

-----------------------------------------------------------------------------

                                              REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Japan Smaller Capitalization Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japan Smaller Capitalization Fund, Inc. (the "Fund") at February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 23, 2003

-----------------------------------------------------------------------------

                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                      SCHEDULE OF INVESTMENTS*

                                                          FEBRUARY 28, 2003

                                                                                                                        % of
                                                                                                       Market            Net
                                                                      Shares             Cost           Value          Assets
                                                                    ----------    ----------------  --------------  ------------
EQUITY SECURITIES

Automotive Equipment and Parts
Exedy Corporation..............................................       219,400     $     2,040,871   $    1,577,349         1.7
   Automobile clutches
Musashi Seimitsu Industry Co., Ltd.............................        49,000             873,699          932,504         1.0
   Ball joints, camshafts and gears
Nippon Cable Systems Inc.......................................       135,000           1,238,251        1,256,026         1.4
   Control cables
SPK Corporation................................................        22,600             247,799          238,559         0.3
                                                                                  ----------------  --------------  ------------
   Replacement parts
Total Automotive Equipment and Parts...........................                         4,400,620        4,004,438         4.4
                                                                                  ----------------  --------------  ------------

Banks and Finance
Aiful Corporation..............................................        17,050           1,440,881          641,737         0.7
                                                                                  ----------------  --------------  ------------
   Consumer loans

Chemicals and Pharmaceuticals
Arisawa Manufacturing Co., Ltd.................................        73,700           1,279,085        1,477,366         1.6
   Glassfibers and insulating resins
C. Uyemura & Co., Ltd..........................................       174,000           3,203,723        2,504,847         2.7
   Chemicals


                                                 See notes to financial statements



                                                                 4

                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                SCHEDULE OF INVESTMENTS* -- Continued

                                                          FEBRUARY 28, 2003


                                                                                                                        % of
                                                                                                       Market            Net
                                                                      Shares             Cost           Value          Assets
                                                                    ----------    ----------------  --------------  ------------
FP Corporation.................................................        29,500      $    1,115,851   $      344,329         0.4
   Polystyrene and other synthetic resin foodware
Konishi Co., Ltd...............................................       122,500           1,359,853        1,037,152         1.1
   Adhesives and construction sealants
Mandom Corporation.............................................        69,000             962,431        1,342,299         1.5
   Cosmetic products...........................................
Matsumoto Yushi-Seiyaku Co., Ltd. .............................        68,000           1,318,945          897,234         1.0
   Analgesic anti-inflammatory agents
Milbon Co., Ltd................................................        51,260           1,526,033        1,079,569         1.2
   Hair-care products for beauty salons
Shizuokagas Co., Ltd...........................................       366,000           1,024,377          866,785         1.0
   Natural gas supplier
T & K Toka Co., Ltd. ..........................................        94,400           2,438,803        2,475,176         2.7
                                                                                  ----------------  --------------  ------------
   Ink for printing
Total Chemicals and Pharmaceuticals............................                        14,229,101       12,024,757        13.2
                                                                                  ----------------  --------------  ------------

Electric
Eneserve Corporation...........................................        28,000             688,269          949,674         1.0
   Electric generators system for supermarkets
Mirai Industry Co., Ltd........................................        261,00           2,586,427        1,346,613         1.5
                                                                                  ----------------  --------------  ------------
   Plastic molded electric materials
Total Electric.................................................                         3,274,696        2,296,287         2.5
                                                                                  ----------------  --------------  ------------

Electronics
Chiyoda Integre Co., Ltd.......................................       103,100           1,219,654        1,523,435         1.7
   Electronic components
Consel Co., Ltd................................................        76,500           1,986,521        1,459,084         1.6
   Electrical machinery
Dainippon Screen Mfg. Co., Ltd.+...............................        40,000             168,138          181,003         0.2
   Electronic components
Fuji Electric Industry Co., Ltd. ..............................        93,000             993,449          314,641         0.4
   Electronic parts
Fukuda Denshi Co...............................................        39,000             961,762          527,785         0.6
   Medical electronic equipment
Kuroda Electric Co., Ltd.......................................       110,000           1,595,357        2,302,715         2.5
   Materials and components
Nagano Keiki Co., Ltd..........................................        48,279             811,517          355,263         0.4
   Measuring instruments
UMC Japan+.....................................................         1,940           3,971,079        1,128,918         1.2
                                                                                  ----------------  --------------  ------------
   Semiconductor memory chips
Total Electronics..............................................                        11,707,477        7,792,844         8.6
                                                                                  ----------------  --------------  ------------

Food Manufacturing
Arcs Co., Ltd. ................................................       125,400           1,606,660          779,574         0.9
   Supermarket chain
Ariake Japan Co., Ltd. ........................................        32,300             739,366          774,512         0.8
   Natural seasonings
Kakiyasu Honten Co., Ltd. .....................................        62,000             674,732          671,234         0.7
   Processed meat products, fresh meats, and side dishes


                                                 See notes to financial statements



                                                                 5

                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                SCHEDULE OF INVESTMENTS* -- Continued

                                                          FEBRUARY 28, 2003


                                                                                                                        % of
                                                                                                       Market            Net
                                                                      Shares             Cost           Value          Assets
                                                                    ----------    ----------------  --------------  ------------
Ozeki Co., Ltd.................................................        12,000      $    1,132,929   $      262,877         0.3
   Supermarket chain
Plenus Co., Ltd................................................        45,360           1,083,852        1,085,755         1.2
                                                                                  ----------------  --------------  ------------
   Japanese lunch-boxes
Total Food Manufacturing.......................................                         5,237,539        3,573,952         3.9
                                                                                  ----------------  --------------  ------------

Information and Software
Argo Graphics Inc..............................................        36,000             896,182          398,884         0.4
   Computer aided design software
CAC Corp.......................................................        147,00           2,325,072          733,570         0.8
   Information technology services
Fuji Soft ABC Inc. ............................................        13,300             836,138          230,610         0.3
   Computer systems development
Fujitsu Broad Solution & Consulting Inc. ......................        44,500           1,794,921          193,086         0.2
   Business application software
Index Corporation..............................................           231             638,261          810,835         0.9
   Cellular phone, internet content
Konami Computer Entertainment Tokyo, Inc.......................       123,460           1,419,135        1,629,008         1.8
   Video games software
Trend Micro Inc.+..............................................        19,500           1,488,482          323,763         0.4
   Computer software, anti-virus server
Works Applications Co., Ltd.+..................................           342           1,348,540        1,573,611         1.7
   Software development
Yahoo Japan Corp.+.............................................           252          11,237,066        4,348,135         4.8
                                                                                  ----------------  --------------  ------------
   Internet services
Total Information and Software.................................                        21,983,797       10,241,502        11.3
                                                                                  ----------------  --------------  ------------

Machinery and Machine Tools
Disco Corp.....................................................        20,200           1,335,895          724,419         0.8
   Dicing saws for semiconductors
Suruga Seiki Co., Ltd..........................................        20,000             540,974          113,338         0.1
   Industrial mechanical equipment
THK Co., Ltd...................................................       126,200           3,951,011        1,280,893         1.4
   Linear motion systems for industrial machines
Yushin Precision Equipment Co., Ltd............................        57,800           2,342,621          904,424         1.0
   Injection molding related machinery
Total Machinery and Machine Tools..............................                         8,170,501        3,023,074         3.3

Miscellaneous Manufacturing
Central Glass Co., Ltd.........................................       336,000           1,759,202        1,585,790         1.7
   Glass products
Eidai Kako Co., Ltd............................................       139,000           1,042,977          411,486         0.5
   Synthetic resin processed products
Fuji Seal, Inc. ...............................................        19,700             542,646          808,128         0.9
   Packing materials
Fujimi Inc. ...................................................        73,200           2,098,075        1,578,787         1.7
   Polishing materials for silicone wafers
Hoden Seimitsu Kako Kenkyusho Co., Ltd. .......................        62,000           1,015,688          288,421         0.3
   Aluminum extruding molds
Mani, Inc. ....................................................        66,200             962,882          946,274         1.1
   Medical goods and equipment

                                                 See notes to financial statements



                                                                 6

                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                SCHEDULE OF INVESTMENTS* -- Continued

                                                          FEBRUARY 28, 2003


                                                                                                                        % of
                                                                                                       Market            Net
                                                                      Shares             Cost           Value          Assets
                                                                    ----------    ----------------  --------------  ------------
Maruko Co., Ltd. ..............................................        94,800      #    1,127,947   $      718,437         0.8
   Intimate apparel
Nichiha Corporation............................................       194,600           1,739,791        1,269,023         1.4
   Ceramic exterior walls and fiberboards
Nippon Kodoshi Corp. ..........................................       188,000           2,839,396        1,160,788         1.3
   Paper for electric insulation
Suruga Co., Ltd. ..............................................        83,600           1,270,192        1,392,980         1.5
                                                                                  ----------------  --------------  ------------
   Daily necessities, novelties and promotional items
Total Miscellaneous Manufacturing..............................                        14,398,796       10,160,114        11.2
                                                                                  ----------------  --------------  ------------

Real Estate and Warehouse
Nippon Kanzai Co., Ltd. .......................................        75,580           1,103,449        1,122,545         1.3
   Comprehensive building maintenance
Recrm Research Co., Ltd.+ .....................................           945           1,172,071          475,577         0.5
                                                                                  ----------------  --------------  ------------
Total Real Estate and Warehouse................................                         2,275,520        1,598,122         1.8
                                                                                  ----------------  --------------  ------------

Restaurants
Saint Marc Co., Ltd. ..........................................        34,700             961,983          862,877         0.9
   Restaurants and bakery shop chain
Saizeriya Co., Ltd. ...........................................        78,260           1,995,846          794,978         0.9
   Italian restaurant chain
Watami Food Service Co., Ltd. .................................       159,350           2,489,530          888,198         1.0
                                                                                  ----------------  --------------  ------------
   Restaurant chain
Total Restaurants..............................................                         5,447,359        2,546,053         2.8
                                                                                  ----------------  --------------  ------------

Retail
Cawachi Limited................................................        22,400           1,241,833        1,491,060         1.6
   Drug store chain
Chiyoda Co., Ltd. .............................................       402,200           2,708,042        3,180,724         3.5
   Specialty store chain
Kyoto Kimono Yuzen Co., Ltd. ..................................           577           2,014,182        1,024,867         1.1
   Japanese traditional kimonos
Nissen Co., Ltd................................................       108,600             438,483          987,440         1.1
   Mail-order business
Nitori Co., Ltd. ..............................................        48,400           1,851,655        1,854,453         2.1
   Home furnishings
Otsuka Kagu, Ltd...............................................        80,400           3,939,939        1,638,873         1.8
   Furniture
Prime Network Inc. ............................................           440           1,037,939          669,881         0.7
   TV shopping business
Toys R Us-Japan, Ltd...........................................       150,500           4,069,478        1,654,825         1.8
   Toy chain stores
Uoriki Co., Ltd................................................       227,200           1,914,960        1,546,951         1.7
   Fresh fish and sushi stores
USS Co., Ltd...................................................        34,900             778,961        1,628,568         1.9
   Automobile auction
Yamada Denki Co., Ltd..........................................        42,200           1,025,120          851,281         0.9
                                                                                  ----------------  --------------  ------------
   Consumer electronics
Total Retail...................................................                        21,020,460       16,582,923        18.2
                                                                                  ----------------  --------------  ------------


                                                 See notes to financial statements



                                                                 7

                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                SCHEDULE OF INVESTMENTS* -- Continued

                                                          FEBRUARY 28, 2003


                                                                                                                        % of
                                                                                                       Market            Net
                                                                      Shares             Cost           Value          Assets
                                                                    ----------    ----------------  --------------  ------------
Services
Alps Logistics Co., Ltd. ......................................        20,000      $      118,171   $      118,413         0.1
   Transportation
Bellsystem 24, Inc. ...........................................         3,100           1,015,540          490,053         0.5
   Telemarketing
E-System Corporation+..........................................         1,260           1,251,298          959,147         1.1
   Consulting services
Future System Consulting Corporation...........................           192           1,081,561          438,467         0.5
   Information system and consulting services
Hu-Management Japan Co., Ltd. .................................           192             254,370          441,715         0.5
   Employment consulting services
Nichii Gakkan Company..........................................        29,600           1,434,734        1,434,560         1.6
   Hospital administration services
Nissin Healthcare Food Service Co., Ltd........................        86,400           1,601,713        1,425,091         1.6
   Nursing home caterer
Sodexho Japan Co., Ltd. .......................................       157,000           3,331,323          497,970         0.5
   Nursing home caterer
Toei Animation Co., Ltd. ......................................        12,000             634,388          619,132         0.7
   Animated cartoon movies production
Tow Co., Ltd...................................................       226,720           1,403,612        1,208,099         1.3
   Entertainment
Weathernews Inc................................................       147,300           1,816,185          710,150         0.8
                                                                                  ----------------  --------------  ------------
   Customer weather forecasting services
Total Services.................................................                        13,942,895        8,342,725         9.2
                                                                                  ----------------  --------------  ------------

Telecommunications
Nippon Antenna Co., Ltd........................................        37,000             585,606          251,924         0.2
                                                                                  ----------------  --------------  ------------
   Communication related equipment

Textiles and Apparel
United Arrows Limited..........................................        53,800             972,762        1,451,594         1.6
                                                                                  ----------------  --------------  ------------
   Casual clothes

Wholesale
ArcLand Sakamoto Co., Ltd......................................       125,400           1,502,668          880,335         1.0
   Home appliances
C-Two Network Co., Ltd.........................................        42,300           1,313,377          932,010         1.0
   Process foods
Hakudo Co., Ltd. ..............................................       115,000             555,909          423,116         0.5
   Metal products
Hakuto Co., Ltd................................................       244,300           3,313,603        2,653,144         2.9
   Electric parts
Kato Sangyo Co., Ltd...........................................        54,000             312,406          345,750         0.4
   Processed foods
Toba, Inc. ....................................................        67,000           1,015,391          353,616         0.4
                                                                                  ----------------  --------------  ------------
   Trading company for control systems
Total Wholesale................................................                         8,013,354        5,587,971         6.2
                                                                                  ----------------  --------------  ------------
TOTAL INVESTMENT IN EQUITY SECURITIES..........................                       137,101,364       90,120,017        99.1
                                                                                  ----------------  --------------  ------------


                                                 See notes to financial statements



                                                                 8

                                               JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                SCHEDULE OF INVESTMENTS* -- Continued

                                                          FEBRUARY 28, 2003

INVESTMENTS IN FOREIGN CURRENCY
Hong Kong Shanghai Bank-Tokyo
   Non-interest bearing account................................    JPY 1,900,000   $       16,070   $       16,070         0.0
                                                                                  ----------------  --------------  ------------
TOTAL INVESTMENTS IN FOREIGN CURRENCY..........................                            16,070           16,070         0.0
                                                                                  ----------------  --------------  ------------
TOTAL INVESTMENTS..............................................                       137,117,434       90,136,087        99.1
                                                                                  ----------------  --------------  ------------
OTHER ASSETS LESS LIABILITIES, NET.............................                           796,054          793,512         0.9
                                                                                  ----------------  --------------  ------------
NET ASSETS.....................................................                      $137,913,488      $90,929,599       100.0
                                                                                  ================  ==============  ============

------------------
*The description following each investment is unaudited and not covered by the Report for Independent Accountants.
+Non-income producing security.

      Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 2003.

                   Japanese Yen......JPY (Y) 118.23 = $1.00


                       See notes to financial statements

                                            JAPAN SMALLER CAPITALIZATION FUND, INC.

                                              STATEMENT OF ASSETS AND LIABILITIES
                                                       FEBRUARY 28, 2003

ASSETS:
     Investments in securities, at market value (cost--$137,101,364)............................                  $90,120,017
     Investments in foreign currency, at market value (cost--$16,070)...........................                       16,070
     Cash......................................................................................                       853,963
     Receivable for investments sold...........................................................                     1,073,874
     Receivable for dividends and interest, net of withholding taxes...........................                       166,303
     Prepaid expenses..........................................................................                        29,206
                                                                                                                  -----------
           Total Assets........................................................................                    92,259,433
                                                                                                                  -----------

LIABILITIES:
     Payable for investments purchased.........................................................                     1,090,445
     Accrued management fee....................................................................                        68,586
     Other accrued expenses....................................................................                       170,803
                                                                                                                  -----------
           Total Liabilities...................................................................                     1,329,834
                                                                                                                  -----------

NET ASSETS:
     Capital stock (par value of 15,846,384 shares of capital stock
       outstanding, authorized 100,000,000, par value $0.10 each)..............................                     1,584,638
     Paid-in capital...........................................................................                   167,555,482
     Accumulated net realized loss on investments and foreign currency
       transactions............................................................................                   (31,226,632)
     Unrealized net depreciation on investments and foreign exchange...........................                   (46,983,889)
                                                                                                                  -----------
           Net Assets..........................................................................                   $90,929,599
                                                                                                                  -----------
     Net asset value per share.................................................................                        $5.74
                                                                                                                  ===========


                                               See notes to financial statements

                                            JAPAN SMALLER CAPITALIZATION FUND, INC.

                                                    STATEMENT OF OPERATIONS
                                              FOR THE YEAR ENDED FEBRUARY 28, 2003


INCOME:
Dividend income (less $158,453 withholding taxes)......................................              $897,898
Interest income........................................................................                11,282
           Total Income................................................................                              $909,180
                                                                                                                  -----------

EXPENSES:
Management fee.........................................................................             1,081,500
Custodian fees.........................................................................               197,500
Legal fees.............................................................................               137,617
Auditing and tax reporting fees........................................................                61,465
Registration fees......................................................................                55,975
Shareholder reports....................................................................                49,895
Directors' fees and expenses...........................................................                34,150
Annual meeting expenses................................................................                27,995
Transfer agency fees...................................................................                20,075
Miscellaneous..........................................................................                 9,855
Insurance..............................................................................                 5,770
           Total Expenses..............................................................                             1,681,797
                                                                                                                  -----------
INVESTMENT LOSS--NET....................................................................                             (772,617)
                                                                                                                  -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENT CURRENCY:
Realized loss on investments and foreign currency transactions:
Net realized loss on investments.......................................................                            (5,991,125)
Net realized gain on foreign exchange..................................................                                18,060
                                                                                                                  -----------
Net realized loss on investments and foreign exchange..................................                            (5,973,065)
Change in net unrealized appreciation on translation of foreign currency
   and other assets and liabilities denominated in foreign currency....................                            18,198,493
Change in net unrealized depreciation on investments...................................                           (13,338,681)
                                                                                                                  -----------
Net realized and unrealized loss on investments and foreign exchange...................                            (1,113,253)
                                                                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................                           ($1,885,870)
                                                                                                                  ===========



                                               See notes to financial statements

                                            JAPAN SMALLER CAPITALIZATION FUND, INC.

                                               STATEMENT OF CHANGES IN NET ASSETS


                                                                                                For the Year Ended
                                                                                     ---------------------------------------
                                                                                     February 28, 2003     February 28, 2002
                                                                                     -----------------     -----------------
FROM INVESTMENT ACTIVITIES:
      Net investment loss......................................................         ($772,617)             ($912,515)
      Net realized loss on investments.........................................        (5,991,125)           (14,623,705)
      Net realized gain/loss on foreign exchange...............................            18,060             (7,707,669)
      Change in net unrealized appreciation/depreciation on
        investments and foreign exchange.......................................         4,859,812             (2,947,753)
                                                                                     -------------           ------------
      Decrease in net assets derived from investment activities................        (1,885,870)           (26,191,642)
                                                                                     -------------           ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
      Long term capital gains ($0.00 and $0.08 per share, respectively)........                 0             (1,267,704)
                                                                                     -------------           ------------
      Decrease in net assets derived from distributions to shareholders........                 0             (1,267,704)
                                                                                     -------------           ------------
      Net decrease in net assets...............................................        (1,885,870)           (27,459,346)
                                                                                     -------------           ------------

NET ASSETS:
      Beginning of year........................................................        92,815,469            120,274,815
                                                                                     ------------            ------------
      End of year (including accumulated net investment losses of
        $842,382 and $69,765, respectively.....................................      $ 90,929,599            $92,815,469
                                                                                     ============            =============



                                               See notes to financial statements

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies          (b) Foreign Currency Transactions
                                       -- Transactions denominated in Japanese
     Japan Smaller Capitalization      yen are recorded in the Fund's records
Fund, Inc. (the "Fund") is             at the current prevailing rate at the
registered under the Investment        time of the transaction. Asset and
Company Act of 1940 as a               liability accounts that are denominated
non-diversified, closed-end            in yen are adjusted to reflect the
management investment company. The     current exchange rate at the end of the
Fund was incorporated in Maryland      period. Transaction gains or losses
on January 25, 1990 and investment     resulting from changes in the exchange
operations commenced on March 21,      rate during the reporting period or upon
1990. The Fund issued to its           settlement of foreign currency
shareholders of record as of the       transactions are included in operations
close of business on October 25,       for the current period.
1999 non-transferable Rights to
subscribe for up to an aggregate of         The net assets of the Fund are
3,804,940 shares of Common Stock of    presented at the exchange rate and
the Fund at a rate of one share of     market values at the end of the period.
Common Stock for three Rights held     The Fund isolates that portion of the
("Primary Subscription"). The Fund     change in unrealized appreciation
had the ability to increase the        (depreciation) included in the statement
number of shares subscribed for in     of operations arising as a result of
this offering by up to 25% of the      changes in Japanese yen rates at
Primary Subscription, or an            February 28, 2003 on investments and
additional 951,235 shares, to honor    other assets and liabilities. Net
record date shareholder requests to    realized foreign exchange gains or
purchase more shares. During           losses includes gains or losses arising
November 1999, the Fund issued a       from sales of portfolio securities,
total of 4,458,565 shares of Common    sales and maturities of short-term
Stock on exercise of such Rights at    securities, currency gains or losses
the subscription price of $11.99       realized between the trade and
per share, compared to a net asset     settlement dates on securities
value per share of $16.20 and a        transactions, the difference between the
market value per share of $12.6875.    amounts of dividends, interest, and
Additionally, a sales load of 3.75%    foreign withholding taxes recorded on
was charged to each share issued.      the Fund's books, and the U.S. dollar
Right offering costs of                equivalent of the amounts actually
approximately $546,000 and the         received or paid.
sales load were charged directly
against the proceeds of the Rights          (c) Security Transactions,
Offering. The following is a           Investment Income and Distributions to
summary of significant accounting      Shareholders -- Security transactions
policies followed by the Fund.         are accounted for on the trade date.
                                       Dividend income and distributions are
     (a) Valuation of Securities --    recorded on the ex-dividend date and
Investments traded in the              interest income is recorded on the
over-the-counter market are valued     accrual basis. Realized gains and losses
at the last reported sales price as    on the sale of investments are
of the close of business on the day    calculated on the identified cost basis.
the securities are being valued or,
if none is available, at the mean           Distributions from net investment
of the bid and offer price at the      income and net realized gains are
close of business on such day or,      determined in accordance with Federal
if none is available, the last         income tax regulations, which may differ
reported sales price. Portfolio        from generally accepted accounting
securities which are traded on         principles. To the extent these
stock exchanges are valued at the      "book/tax" differences are permanent in
last sales price on the principal      nature (i.e., that they result from
market on which securities are         other than timing of
traded or lacking any sales, at the    recognition--"temporary"), such accounts
last available bid price.              are reclassified within the capital
Short-term debt securities which       accounts based on their Federal
mature in 60 days or less are          tax-basis treatment; temporary
valued at amortized cost if their      differences do not require
original maturity at the date of       reclassification. Dividends and
purchase was 60 days or less, or by    distributions which exceed net realized
amortizing their value on the 61st     gains for financial reporting purposes,
day prior to maturity if their term    but not for tax purposes, are reported
to maturity at the date of purchase    as distributions in excess of net
exceeded 60 days. Securities and       realized gains.
other asset for which market
quotations are not readily
available are valued at fair value
as determined in good faith by or
under the direction of the Board of
Directors of the Fund.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

     (d) Income Taxes -- A             2. Management Agreement and
provision for United States income     Transactions With Affiliated Persons
taxes has not been made since it is
the intention of the Fund to                Nomura Asset Management U.S.A. Inc.
qualify as a regulated investment      (the "Manager") acts as the Manager of
company under the Internal Revenue     the Fund pursuant to a management
Code and to distribute within the      agreement. Under the agreement, the
allowable time limit all taxable       Manager provides all office space,
income to its shareholders.            facilities and personnel necessary to
                                       perform its duties. Pursuant to such
     Under Japanese tax laws, a        management agreement, the Manager has
withholding tax is imposed on          retained its parent company, Nomura
dividends at a rate of 15% and on      Asset Management Co., Ltd. (the
interest at a rate of 10% and such     "Investment Adviser"), to act as
withholding taxes are reflected as     investment adviser for the Fund.
a reduction of the related revenue.
There is no withholding tax on              As compensation for its services to
realized gains.                        the Fund, the Manager receives a monthly
                                       fee at the annual rate of 1.10% of the
     (e) Capital Account               value of the Fund's average weekly net
Reclassification -- For the year       assets not in excess of $50 million,
ended February 28, 2003, the Fund's    1.00% of the Fund's average weekly net
accumulated net realized loss was      assets in excess of $50 million but not
increased by $44,279 and paid in       exceeding $100 million, .90% of the
capital was decreased by $798,103,     Fund's average weekly net assets in
with an off-setting decrease in        excess of $100 million but not exceeding
accumulated net investment loss of     $175 million, and .80% of the Fund's
$842,382. This adjustment was          average weekly net assets in excess of
primarily the result of the            $175 million. For services performed
reclassification of foreign            under the Investment Advisory Agreement,
currency gains and the net             the Investment Adviser receives a
operating loss.                        monthly fee from the Manager at the
                                       annual rate of .50% of the Fund's
     (f) Use of Estimates in           average weekly net assets not in excess
Financial Statement Preparation --     of $50 million, .45% of the Fund's
The preparation of financial           average weekly net assets in excess of
statements in accordance with          $50 million but not in excess of $100
generally accepted accounting          million, .40% of the Fund's average
principles requires management to      weekly net assets in excess of $100
make estimates and assumptions that    million but not exceeding $175 million,
affect the reported amounts and        and .35% of the Fund's average weekly
disclosures in the financial           net assets in excess of $175 million.
statements. Actual results could       Under the Management Agreement, the Fund
differ from these estimates.           accrued fees to the Manager of
                                       $1,081,500 for the year ended February
     (g) Concentration of Risk -- A    28, 2003. Under the Investment Advisory
significant portion of the Fund's      Agreement, the Manager informed the Fund
net assets consists of Japanese        that the Investment Adviser earned fees
securities which involve certain       of $488,881 for the year ended February
considerations and risks not           28, 2003. At February 28, 2003, the fee
typically associated with              payable to the Manager, by the Fund, was
investments in the United States.      $68,586.
In addition to the smaller size,
and greater volatility, there is            Certain officers and/or directors
often substantially less publicly      of the Fund are officers and/or
available information about            directors of the Manager. Nomura
Japanese issuers than there is         Securities Co., Ltd. (the Manager's
about U.S. issuers. Future economic    affiliate) and its affiliates earned
and political developments in Japan    $3,588 in commissions on the execution
could adversely affect the value of    of portfolio security transactions for
securities in which the Fund is        the year ended February 28, 2003. The
invested. Further, the Fund may be     Fund pays each Director not affiliated
exposed to currency devaluation and    with the Manager an annual fee of $5,000
other exchange rate fluctuations.      plus $500 per meeting attended, together
                                       with such Director's actual expenses
     (h) Indemnifications -- In the    related to attendance at meetings. Such
normal course of business, the Fund    fees and expenses for unaffiliated
enters into contracts that contain     Directors aggregated $34,150, for the
a variety of representations which     year ended February 28, 2003.
provide general indemnifications.
The Fund's maximum exposure under
these agreements is unknown as this
would involve future claims that
may be made against the Fund that
have not yet occurred. However,
based on experience, the Fund
expects the risk of loss to be
remote.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

3. Purchases and Sales of
Investments

     Purchases and sales of
investments, exclusive of
investments in foreign currencies
and short-term securities, for the
year ended February 28, 2003 were
$28,744,945 and $29,642,776,
respectively.

     As of February 28, 2003, net
unrealized depreciation on
investments exclusive of
investments in foreign currency and
short-term securities for Federal
income tax purposes was $47,072,030
of which $5,905,478 related to
appreciated securities and
$52,977,508 related to depreciated
securities. The aggregate cost of
investments, exclusive of
investments in foreign currencies
of $16,070, at February 28, 2003
for Federal income tax purposes was
$137,192,047. In accordance with
U.S. Treasury regulations, the Fund
elected to defer $345,077 of net
realized foreign currency losses
and $1,945,147 of net realized
capital losses arising after
October 31, 2002. Such losses are
treated for tax purposes as arising
on March 1, 2003. The Fund has a
capital loss carryforward as of
February 28, 2003 of approximately
$28,827,665 of which, $22,683,799
expires February 28, 2010 and
$6,143,866 expires February 28,
2011.

                                              JAPAN SMALLER CAPITALIZATION FUND, INC.

                                             NOTES TO FINANCIAL STATEMENTS--Continued

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

                                                                                 For the Year Ended
                                                      -------------------------------------------------------------------------
                                                                     February 28,                  February 29,    February 28,
                                                      ----------------------------------------   --------------   -------------
                                                         2003           2002           2001           2000            1999
                                                      ----------    ----------     -----------   --------------   -------------
Net asset value, beginning of year................      $5.86          $7.59          $16.39         $5.86           $4.85
Rights Offering costs*............................        --             --             --           (0.16)            --
   Net investment loss@...........................      (0.05)         (0.06)         (0.09)         (0.11)          (0.04)
   Net realized and unrealized gain (loss)
     on investments and foreign currency..........      (0.07)         (1.59)         (7.89)         11.99            1.06
   Total from investment operations...............      (0.12)         (1.65)         (7.98)         11.88            1.02
Distributions to shareholders from:
   Net realized capital gains.....................        --           (0.08)         (0.82)        --                --
   Net investment income..........................        --             --             --             --            (0.01)
                                                      ----------    ----------     -----------   --------------   -------------
Total distributions...............................       0.00          (0.08)         (0.82)         0.00            (0.01)
Decrease in net asset value due to shares issued
   through Rights Offering*.......................        --             --             --           (1.19)           --
                                                      ----------    ----------     -----------   --------------   -------------
Net asset value, end of period....................      $5.74          $5.86          $7.59         $16.39           $5.86
                                                      ==========    ==========     ===========   ==============   =============
Market value, end of period.......................      $6.38          $5.53          $6.89         $11.00           $6.25
Total investment return+..........................       15.4%         (18.6%)        (31.1%)         76.0%            8.8%
Ratio to average net assets/supplemental data:
   Net assets, end of period (in 000).............    $90,930        $92,815       $120,275         $259,766       $66,740
   Operating expenses.............................       1.63%          1.58%          1.33%          1.33%           1.80%
   Net investment loss............................      (0.75%)        (0.84%)        (0.76%)        (0.86%)         (0.82%)
   Portfolio turnover.............................         28%            38%            78%            50%             35%


+Based on market value per share, adjusted for reinvestment of income dividends and long term capital gain distributions, and capital shares transactions. Total return does not reflect sales commissions.
*Decrease is due to Rights Offering (see note 1).
@Based on average shares outstanding.

               Supplemental Shareholder Information (Unaudited)

     The 2002 Annual Meeting of the Shareholders of the Fund was held at the Fund's offices, 180 Maiden Lane, New York, New York on November 12, 2002. The purpose of the meeting was to elect five Directors to serve for the ensuing year; and to transact such other business as may properly come before the Meeting or any adjournment thereof.

     At the Meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: William G. Barker, Jr., Kazuhiko Hama, Chor Weng Tan, Arthur R. Taylor, and John F. Wallace. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. To elect the Fund's Board of Directors:

                                                                           % of                                   % of
                                                                       outstanding        Shares Voted        outstanding
                                                   Shares Voted For       Shares       Withhold Authority        Shares
                                                   ----------------    -----------     ------------------     -----------
       William G. Barker, Jr...................       11,321,612           71.4             281,445               1.4

       Kazuhiko Hama...........................       11,324,223           71.5             215,834               1.3

       Chor Weng Tax...........................       11,336,330           71.5             203,727               1.3

       Arthur R. Taylor........................       11,317,784           71.4             222,273               1.4

       John F. Wallace.........................       11,323,130           71.5             216,927               1.3

         REVIEW OF THE FUND'S MARKET PRICE COMPARED TO NET ASSET VALUE

     Shares of closed-end investment companies, including funds focusing on a single country, have at various times traded at both premiums and discounts to their net asset value ("NAV"). Although the shares of the Fund have traded at such a premium, they also have traded at a discount from NAV.

     Since the Fund was established, the Board of Directors on a quarterly basis has reviewed the trading price of the Fund's shares. The purpose of such review has been to determine whether a discount exists and, if so, whether it would be in shareholders' overall best interests for the Fund to conduct share repurchases, make an issuer tender offer for shares or consider another means of possibly reducing the discount. For example, the Board of Directors has also considered whether it would be in the best interests of the Fund to convert to an open-end fund or to an interval fund, which is a form of investment company that makes periodic share repurchases at prices based on NAV.

     To date, the Board of Directors has not authorized open-market share repurchases or a tender offer for shares of the Fund. The Board of Directors also has not felt that it would be in the best interests of the Fund or its shareholders to convert to an open-end fund or an interval fund. As a "country fund", emphasizing a smaller capitalization segment of the market, the Fund's NAV is more volatile than might be the case for a fund with a broader investment focus. The Board of Directors believe that converting the Fund to either an open-end or interval fund would subject the Fund to redemptions or repurchases at times when liquidation of portfolio securities could disadvantage remaining shareholders, and they believe that the recent volatility of the financial markets in Japan supports their view. Additionally, since an open-end fund has a limited ability to invest in illiquid securities, such a conversion could hinder the Fund's ability to pursue its investment objectives. The Board of Directors intend to continue to review, on a quarterly basis, the trading market for the Fund's shares.

                    JAPAN SMALLER CAPITALIZATION FUND, INC.

                          DIVIDEND REINVESTMENT PLAN

     The Dividend Reinvestment Plan    purchase shares until all investments
(the "Plan") is available              by shareholders have been completed or
automatically for any holder of        the closing price or the mean between
Common Stock with shares registered    the bid and ask prices of the shares
in his/her own name who wishes to      becomes higher than the net asset value,
purchase additional shares with        in which case the Fund will issue the
income dividends or capital gains      necessary additional shares from
distributions received on shares       authorized but unissued shares. If on
owned, unless such shareholder         the last trading day immediately
elected to receive all dividends       preceding the dividend payable date, the
and capital gain distributions in      closing price or the mean between the
cash, paid by check and mailed to      bid and ask prices of the shares is
the shareholder. If a shareholder      higher than the net asset value per
holds shares in his/her own name,      share and if the number of shares
communications regarding the Plan      previously purchased on the Exchange or
should be addressed to the Plan        elsewhere is insufficient to satisfy
Agent, Equiserve Trust Company,        dividend investments, the Fund will
N.A. P.O. Box 43011, Providence, RI    issue the necessary additional shares
02940-3011. Under the Plan,            from authorized but unissued shares.
shareholders appoint the Plan Agent    There will be no brokerage charges with
to reinvest dividends and              respect to shares issued directly by the
distributions in shares of the         Fund to satisfy the dividend investment
Fund. Such shares will be acquired     requirements. However, each participant
by the Plan Agent for shareholders     will pay a pro rata share of brokerage
either through open market             commissions incurred with respect to the
purchases if the Fund is trading at    Fund's open market purchases of shares.
a discount or through the issuance     In each case, the cost per share of
of authorized but unissued shares      shares purchased for each shareholder's
if the Fund is trading at net asset    account will be the average cost,
value or a premium. If the market      including brokerage commissions, of any
price of a share on the payable        shares purchased in the open market plus
date of a dividend or distribution     the cost of any shares issued by the
is at or above the Fund's net asset    Fund. For the fiscal year ended February
value per share on such date, the      28, 2003, the Fund did not issue any new
number of shares to be issued by       shares for dividend reinvestment
the Fund to each shareholder           purposes. The Fund purchased 2,344
receiving shares in lieu of cash       shares ($12,752) on the open market for
dividends or distributions will be     dividend reinvestment purposes.
determined by dividing the amount
of the cash dividends or                    Shareholders who elect to hold
distributions to which such            their shares in the name of a broker or
shareholder would be entitled by       other nominee should contact such broker
the greater of the net asset value     or other nominee to determine whether
per share on such date or 95% of       they may participate in the Plan. To the
the market price of a share on such    extent such participation is permitted,
date. If the market price of a         the Plan Agent will administer the Plan
share on such distribution date is     on the basis of the number of shares
below the net asset value per          certified from time to time by the
share, the number of shares to be      broker as representing the total amount
issued to such shareholders will be    registered in the shareholder's name and
determined by dividing such amount,    held for the account of beneficial
less brokerage commission, by the      owners who are participating in such
per share market price.                Plan. Shareholders that participate in
                                       the Plan holding shares in a brokerage
     Purchases will be made by the     account may not be able to transfer the
Plan Agent from time to time on the    shares to another broker and continue to
New York Stock Exchange (the           participate in the Plan. Shareholders
"Exchange") or elsewhere to satisfy    who are participating in the Plan may
dividend and distribution              withdraw from the Plan at any time.
investment requirements under the      There will be no penalty for withdrawal
Plan. Purchases will be suspended      from the Plan, and shareholders who have
on any day when the closing price      previously withdrawn from the Plan may
(for the mean between the closing      rejoin it at any time. Changes in
bid and ask prices if there were no    participation in the Plan should be made
sales) of the shares on the            by contacting the Plan Agent if the
Exchange on the preceding trading      shares are held in the shareholder's own
day was higher than the net asset      name and must be in writing and should
value per share. If on the dividend    include the shareholder's name and
payable date, purchases by the Fund    address as they appear on the account
are insufficient to satisfy            registration. If
dividend or distribution
investments and on the last trading
day immediately preceding the
dividend payable date the closing
price or the mean between the
closing bid and ask prices of the
shares is lower than or the same as
the net asset value per share, the
Plan Agent will continue to
the shares are held in the name of          The automatic reinvestment of
a broker or other nominee, such        dividends will not relieve participants
person should be contacted             of any income taxes that may be payable
regarding changes in participation     (or required to be withheld) on such
in the Plan. Upon withdrawal from      dividends. Shareholders receiving
the Plan, the Plan Agent will          dividends or distributions in the form
deliver to the shareholder a           of additional shares pursuant to the
certificate or certificates for the    Plan should be treated for Federal
appropriate number of full shares      income tax purposes as receiving a
and a cash payment for any             distribution in an amount equal to the
fractional shares. In lieu of          amount of money that the shareholder
receiving a certificate, the           receiving cash dividends or
shareholder may request the Plan       distributions will receive and should
Agent to sell part or all of the       have a cost basis in the shares received
shareholder's shares at the market     equal to such amount.
price and remit the proceeds to the
shareholder, net of any brokerage           The Fund reserves the right to
commissions. A $2.50 fee will be       amend or terminate the Plan as applied
charged by the Plan Agent upon any     to any dividend paid subsequent to
cash withdrawal or termination. An     written notice of the change sent to
election to withdraw from the Plan     participants in the Plan at least 90
will, until such election is           days before the record date for such
changed, be deemed to be an            dividend. There is no service charge to
election by a shareholder to take      participants in the Plan; however, the
all subsequent distributions in        Fund reserves the right to amend the
cash. An election will be effective    Plan to include a service charge payable
only for a dividend or distribution    by the participants. All correspondence
if it is received by the Plan Agent    concerning the Plan, including requests
not less than 10 days prior to such    for additional information about the
record date.                           Plan, should be directed to the Plan
                                       Agent.
     The Plan Agent will maintain
all shareholders' accounts in the
Plan, and furnish written
confirmation of all transactions in
such account, including information
needed by shareholders for tax
records. Shares in the account of
each Plan participant may be held
by the Plan Agent in
non-certificated form in the name
of the participant, and each
shareholder's proxy will include
those shares purchased or received
pursuant to the Plan.

------------------------------------------------------------------------------

                       SHAREHOLDERS ACCOUNT INFORMATION

Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, Equiserve Trust Company, N.A. at (800) 426-5523 for information concerning their accounts.

------------------------------------------------------------------------------


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

                                                                     ==========================================================
BOARD OF DIRECTORS
William G. Barker, Jr.
Kazuhiko Hama
Chor Weng tan
Arthur R. Taylor
John F. Wallace

OFFICERS
Kazuhiko Hama, President
Keisuke Haruguchi, Vice President
Kenneth L. Munt, Vice President
Rita Chopra-Brathwaite, Treasurer
Neil A. Daniele, Secretary

MANAGER
Nomura Asset Management U.S.A. Inc.
180 Maiden Lane
New York, New York 10038-4936
Internet Address
www.nomura.com
                                                                                               JAPAN
INVESTMENT ADVISOR                                                                    Smaller Capitalization
Nomura Asset Management Co., Ltd.                                                           Fund, Inc.
1-12-1-Chome Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Equiserve Trust Company, N.A.
P.O. Box 43011 ANNUAL REPORT Providence, RI 02940-3011
                                                                                         FEBRUARY 28, 2003
CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

COUNSEL
Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019

INDEPENDENT ACCOUNTANTS
PriceWaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036-2798

JAPAN SMALLER CAPITALIZATION FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

-------------------------------------------------------------

This Report, including the Financial Statements, is
transmitted to the Shareholders of Japan Smaller
Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities
mentioned in the Report.
                                                                     ==========================================================